                                                                   EXHIBIT 10.29

                            STOCKHOLDERS' AGREEMENT
                            -----------------------

            This Stockholders' Agreement (this "Agreement"), dated as of July 1, 1997, is by and among the parties listed on the signature pages hereto (together with persons who become parties hereto pursuant to Section XV.A herein, the "Stockholders") and Doskocil Manufacturing Company, Inc., a Texas corporation, and its successors, whether by operation of law or otherwise (the "Company").

                                   RECITALS
                                   --------

            WHEREAS, the Company has issued and outstanding shares of its common stock, no par value ("Common Stock"), including any securities into which such Common Stock may subsequently be changed by merger, recapitalization, exchange offer, charter amendment or otherwise ("Company Stock");

            WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of regulating certain aspects of their relationship with regard to their ownership of Company Stock on and after the date hereof;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I.  Authorization.
            -------------

            Each Stockholder hereby represents and warrants to the Company and to each other that it has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            The Company hereby represents and warrants to each Stockholder that it has full power and authority to execute, deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement hereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section II.  Certain Covenants of the Company.
             --------------------------------

             If the Company becomes legally required to do so, it will register the Company Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will keep effective such registration and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), the Company will timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will forthwith upon request furnish any Stockholder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Stockholder may reasonably request. The Company acknowledges and agrees that the purposes of the requirements contained in this Section II are to enable any such Stockholder to comply with the current public information requirements contained in Rule 144 and Rule 144A under the Act, should such Stockholder desire to dispose of any of the Company Stock without registration under the Act, in reliance upon Rule 144 or Rule 144A (or any other similar exemptive provision).

Section III. Rights of First Offer.
             ---------------------

             A. Except as provided in Section VII below, before any shares of Company Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law) or pledged, hypothecated or encumbered by Benjamin Doskocil or Mary Frances Doskocil (for purposes of this Agreement, Benjamin and Mary Doskocil are referred to, individually and collectively, as "Doskocil") or any person or party to whom Doskocil or a transferee of Doskocil sells, transfers or assigns Company Stock, other than pursuant to an effective registration statement under the Act or Sections IV or V hereof (a "Doskocil Transferee"), such shares shall first be offered to the Company as set forth below.

             B. Doskocil or a Doskocil Transferee, as applicable, shall deliver a notice (the "Notice") to the Company and to Enterprise Partners III, L.P., a Delaware limited partnership ("EPIII"), which notice to EPIII shall be considered notice to EPIII, Enterprise Partners III Associates, L.P., a Delaware limited partnership ("EPIIIA"), Enterprise Partners IV, L.P., a Delaware limited partnership ("EPIV"), Enterprise Partners IV Associates, L.P., a Delaware limited partnership ("EPIVA"), Enterprise Management Partners Corporation, a California corporation ("EMPC"), (EMPC, EPIII, EPIIIA, EPIV and EPIVA shall be referred to collectively herein as "ENTERPRISE PARTNERS"), stating (i) his bona fide intention to sell or transfer such shares, (ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), and (iii) the price for which he proposes to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to Section III.D hereof) and the terms of payment of that price and other terms and conditions of sale. Doskocil and each Doskocil Transferee hereby agrees, except as provided in Section III.E. below, not to effect, or attempt to effect, any sale or other transfer for value of Company Stock other than for money, an obligation to pay money or Marketable Securities "Marketable Securities" means securities (i) of a class or series listed or traded on the New York Stock Exchange, American Stock Exchange, or the Nasdaq National Market System and (ii) which, as a matter of law, shall at the time of acquisition be freely saleable in unlimited quantities by each person acquiring such securities to the public, either pursuant to an effective registration statement under the Securities Act of 1933, as amended (including a current prospectus which is available for delivery), or without the necessity of such registration. Doskocil or any Doskocil Transferee may not give a Notice to the Company and EPIII on behalf of Enterprise Partners more than one time during any period of 12 consecutive months.

            C. For a period of fifteen (15) days after receipt of the Notice, the Company (or its assignee or assignees) shall have the right to purchase all, but not less than all, of the Noticed Shares. The price per share of the Noticed Shares purchased by the Company pursuant to this Section III.C shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section III.D hereof, and the purchase shall be on the same terms and subject to the same conditions as those set forth in the Notice. If the Company (including its assignee or assignees) elects not to purchase all the Noticed Shares, it shall give written notice within the 15 day period following receipt of the Notice, and for a period of 15 days after receipt of the aforementioned notice from the Company (the "Second Notice Period"), Enterprise Partners (or the assignee or assignees of any Enterprise Partners entity) shall have the right to purchase all, but not less than all, of the Noticed Shares on the same terms and conditions as set forth in the Notice. The allocation of Noticed Shares among the entities comprising Enterprise Partners shall be determined by agreement among such entities. The price per share shall be, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section III.D hereof, and the purchase shall be on the same terms and subject to the same conditions as though set forth in the Notice. If the Company, Enterprise Partners or its assignee(s) determine to purchase the Noticed Shares, it shall so notify Doskocil or the Doskocil Transferee, as applicable, in writing prior to the end of the Second Notice Period, stating the time and place of closing. The closing of a purchase pursuant to this Section III.C. shall take place within 20 days after such notice is first delivered and all consideration shall be payable in cash at a single closing. Any election of the Company or Enterprise Partners to purchase or not to purchase any Noticed Shares pursuant to this Section III shall not be rescinded by the Enterprise Partners without the prior written consent of Doskocil or a Doskocil Transferee, as the case may be.

            D. In the case of a transfer of shares of Company Stock not involving a sale, the fair market value of the shares shall be determined by agreement between the Company and the transferor or, if they are unable to agree, by an independent appraiser of national standing mutually agreed upon by the parties. The appraiser's determination will be final and binding upon all parties and persons claiming under or through them. If the parties are unable to agree upon the selection of an independent appraiser within 15 days after notice by one party that agreement on the fair market value has not been reached, then within 10 days thereafter the parties shall each select an appraiser of national standing and within 10 days after such selection, the appraisers shall mutually agree upon a third appraiser of national standing. The average of the two appraisals that are the closest to each other shall, in such case, be the fair market value and such valuation shall be final and binding upon all parties and persons claiming through them. The cost of any appraiser mutually selected will be paid by the Company and the transferor and the cost of any other appraiser used shall be paid by the party selecting such appraiser. Anything in this Section III.D to the contrary notwithstanding, if Doskocil or a Doskocil Transferee is not satisfied with the determination of fair market value, Doskocil or the Doskocil Transferee may elect not to proceed with the proposed transfer of shares of Company Stock not involving a sale and retain such shares under this Agreement.

            E. If the Company (and/or any assignees of the Company) and/or Enterprise Partners (and/or any assignees of any Enterprise Partners entity) do not elect to purchase all of the Noticed Shares of Company Stock to which the Notice refers as provided in Section III.B hereof, then none of the Noticed Shares shall be purchased (unless Doskocil or the Doskocil Transferee elects otherwise), and Doskocil or the Doskocil Transferee, as the case may be, may sell or transfer all (but not less than all) of the Noticed Shares to any purchaser or transferee at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 120 days after the later of (i) determination by the Company not to purchase the Noticed Shares to which the Notice refers and (ii) the determination by Enterprise Partners (or the assignee or assignees of any Enterprise Partners entity) not to purchase the Noticed Shares to which the Notice refers.

Section IV. Tag-Along Rights.
            ----------------

            A. If any Stockholder (other than Doskocil or a Doskocil Transferee) or any of such Stockholders' Affiliates (collectively, the "Selling Group"), at any time or from time to time, enters into an agreement to transfer, sell or otherwise dispose of, directly or indirectly (a "Tag-Along Sale"), any shares of Company Stock or any interest therein, then Doskocil and each Doskocil Transferee shall, as a group, have the right, but not the obligation, to participate in such Tag-Along Sale (and to displace the Selling Group to the extent of such participation) by selling in total up to the number of shares of Company Stock (the "Doskocil Allotment") equal to the product of (i) the total number of shares of Company Stock proposed to be sold or otherwise disposed of by the Selling Group in the Tag-Along Sale multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Company Stock owned by Doskocil and each then existing Doskocil Transferee immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of: (A) the aggregate number of shares of Company Stock owned by members of the Selling Group who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale; and (B) the aggregate number of shares of Company Stock owned by

Doskocil and each then-existing Doskocil Transferee immediately prior to the Tag-Along Sale.

            B. Any such sale by Doskocil or any Doskocil Transferee shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Group; provided, however, that Doskocil or any Doskocil Transferee shall share
       --------  -------
pro rata, based upon the number of shares being sold by each (i) in any
--- ----
indemnity liabilities to the proposed transferee or purchaser in the Tag-Along Sale (other than representations made by either Doskocil, a Doskocil Transferee or Seller Group with respect to themselves, including representations as to unencumbered ownership of and ability to transfer the shares being sold of any other seller in the Tag-Along Sale, which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities.

            C.  The foregoing notwithstanding, Section IV.A shall not apply to
(i) any transfer, sale or other disposition of shares of Company Stock solely among Enterprise Partners and its Affiliates, (ii) any distribution by Enterprise Partners or its Affiliates to their partners, or (iii) any merger or consolidation of Company with or into another corporation or a sale of all or substantially all of the assets of the Company followed by its dissolution, provided that, in each case, all shares of Company Stock subject to this Agreement are treated the same in any such transaction, any then outstanding shares of the Company's Series A Preferred Stock are not exchanged for or converted into shares of Preferred Stock with rights, preferences and privileges superior to those of the existing shares of Series A Preferred Stock and in the case of (i) and (ii) such transferees shall become parties hereto and be bound hereby in accordance with Section XIV.

            D. The Selling Group members participating in a Tag-Along Sale or a representative of the Selling Group designated by the Selling Group (the "Selling Group Representative") shall promptly provide Doskocil with written notice (the "Tag-Along Sale Notice") not more than 60 nor less than 15 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date").
In order to facilitate the prompt delivery of the Tag-Along Sale Notices, the Company hereby covenants to provide the Selling Group members participating in a Tag-Along Sale or the Selling Group Representative, as the case may be, access to stock record books of the Company. Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Company Stock in the Tag-Along Sale; (ii) the name and address of each Selling Group member participating in the Tag-Along Sale and the number of shares of Company Stock proposed to be transferred or sold by each such Selling Group member; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of shares of Company Stock held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by Doskocil or any Doskocil Transferee and the aggregate number of shares of Company Stock outstanding on the Tag-Along Notice Date; (v) the aggregate number of shares of Company Stock held of record as of the Tag-Along Notice Date by the Selling Group; (vi) the maximum number of shares of Company Stock that Doskocil and each Doskocil Transferee is entitled to include in the Tag-Along Sale assuming Doskocil and each Doskocil Transferee elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares of Company Stock allowed; (vii) the number of shares of Company Stock constituting the Doskocil's Allotment; (viii) confirmation that the proposed purchase or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof; and (ix) the Tag-Along Sale Date.

            E. Doskocil or any Doskocil Transferee shall provide written notice (the "Tag-Along Notice") to the Selling Group Representative, no less than five
(5) days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Company Stock, if any, that Doskocil or any Doskocil Transferee desires to include in the Tag-Along Sale (which shall not exceed Doskocil's Allotment). The Tag-Along Notice shall also specify the aggregate number of additional shares of Company Stock owned of record as of the Tag-Along Notice Date by Doskocil or any Doskocil Transferee, if any, which Doskocil or any Doskocil Transferee desires also to include in the Tag-Along Sale ("Additional Shares") in the event there is an aggregate under subscription for the Doskocil Allotment. In the event there is an aggregate under subscription by Doskocil or any Doskocil Transferee for the entire Doskocil Allotment, the Selling Group member(s) participating in the Tag-Along Sale shall apportion the unsubscribed shares of Company Stock to Stockholders (other than members of the Selling Group) whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Stockholders in
                                  --- ----
accordance with the number of Additional Shares specified by all such Stockholders in their Tag-Along Notices.

            F. The participating members of the Selling Group shall determine the aggregate number of shares of Company Stock to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by Doskocil and each Doskocil Transferee shall constitute their binding respective agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section IV).

            G. If a Tag-Along Notice is not received by the Selling Group Representative from Doskocil or any Doskocil Transferee prior to the five (5) day period specified above, the Selling Group members shall have the right to sell or otherwise transfer the number of shares of Company Stock specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation of Doskocil or any Doskocil Transferee, but only on the terms and conditions stated in such Tag-Along Sale Notice and only if such sale occurs on a date within five business days of the Tag-Along Sale Date.

            H. The provisions of this Section IV shall apply regardless of the form of consideration received in the Tag-Along Sale.

            I. "Affiliate" of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and serving as a general partner of a limited partnership investment fund shall be presumed to be "control" of that fund; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

Section V.  Drag-Along Rights.
            -----------------

            A. In the event the Stockholders (other than Doskocil or a Doskocil Transferee) desire to accept an offer from any person (other than any Affiliate of such parties) to purchase 75% of the outstanding shares of Company Stock then owned by such Stockholders, then provided such Stockholders at such time own at least a majority of the Company's then outstanding Common Stock, each of the other Stockholders shall sell, and shall cause any Affiliate of it to sell all shares of Company Stock held by it or such Affiliate pursuant to such offer to purchase (the "Drag-Along Sale"). All holders of Company Stock in such Drag-Along Sale (i) shall receive the same consideration per share of Company Stock, shall be subject to the same terms and conditions of sale and shall otherwise be treated equally or, where appropriate, pro rata based upon the number of shares
                                       --- ----
of Company Stock held by each stockholder and (ii) shall execute such documents and take such actions as may be reasonably required by the Selling Group Representative provided that Doskocil and any Doskocil Transferee shall not be required (i) to make any representation to the buyer other than with respect to title to their shares, (ii) to participate in any indemnity liabilities to the purchaser in the Drag Along sale or (iii) in any escrow for the purpose of satisfying any such indemnity liability or otherwise.

            B. The Selling Group Representative shall promptly provide each Stockholder with written notice (the "Sale Notice") not more than 60 nor less than 15 days prior to the date of the Drag-Along Sale (the "Drag-Along Sale Date"). Each Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Company Stock in the Drag-Along Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iii) confirmation that the proposed purchaser or transferee has been informed of the Drag-Along Rights provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof; and (iv) the Drag-Along Sale Date.

            C. The provisions of this Section V shall apply regardless of the form of consideration received in the Drag-Along Sale, and if any non-cash consideration is proposed in the Drag-Along Sale to each member of the Selling Group, each Stockholder shall accept its pro rata share of such non-cash
                                         --- ----
consideration for the Company Stock based upon its proportional ownership of shares of Company Stock.

Section VI. Preemptive Rights; AntiDilution.
            -------------------------------

            The Company shall provide Doskocil (provided Doskocil beneficially owns at least fifty percent (50%) of the shares of Company Stock owned by Doskocil on the date hereof (as equitably adjusted for any subsequent stock split, stock combination or recapitalization), and each other Stockholder who beneficially owns at least two percent (2%) of the fully diluted Company Stock (each, an "Eligible Stockholder")) with a written notice (a "Section VI Notice") of any proposed issuance by the Company of an equity security (Common Stock, securities convertible into or exchangeable for Common Stock, and option, warrants and other rights to acquire Common Stock) at least 15 days prior to the proposed issuance date. Such notice shall specify the price at which the equity securities are to be issued and the other material terms of the issuance.
EPIIIA and EPIVA each shall be deemed to be an "Eligible Stockholder" for purposes of this Agreement as long as EPIII or EPIV is an Eligible Stockholder. Each Eligible Stockholder shall be entitled to purchase, at the price and on the terms specified in such Section VI Notice, the equity securities proposed to be issued on a pro rata basis based upon such Eligible Stockholder's Percentage Ownership (Eligible Stockholder's Percentage Ownership means, with respect to any Stockholder at any time (i) the number of shares of fully diluted Company Stock that such Stockholder owns at such time prior to the proposed issuance, divided by (ii) the total number of shares of fully diluted Company Stock at such time prior to the proposed issuance). Each Eligible Stockholder may exercise its rights under this Section VI by delivering written notice of its election to purchase equity securities to the Company within fifteen (15) days of receipt of the Section VI Notice. A delivery of such a written notice (which notice shall specify the number of shares (or amount) of equity securities to be purchased by each Eligible Stockholder) shall constitute a binding agreement of such Eligible Stockholder to purchase, at the price and on the terms specified in the Section VI Notice, the number of shares (or amount) of equity securities specified in such written notice. The Company shall have one hundred twenty
(120) days from the date of the Section VI Notice to consummate the proposed issuance of any or all of such equity securities which have not been elected to be purchased by the Eligible Stockholders in accordance with this Section VI at the price and upon terms that are substantially the same as those specified in the Section VI Notice. At the consummation of such issuance, the Company shall issue certificates representing the equity securities to be purchased by the Eligible Stockholders receiving a Section VI Notice registered in the name of such Eligible Stockholders, against payment therefore of the purchase price for such equity securities. If the Company proposes to issue equity securities after such 120-day period, it shall again comply with the procedures set forth in this Section VI.

            The first paragraph of this Section VI shall not apply to issuances of equity securities (i) to employees, directors and consultants of the Company or any Affiliate or subsidiary of the Company pursuant to employee stock option, stock purchase or other benefit plans or arrangements (including, without limitation, the exercise of options) provided that the recipient of such options or other such rights is not an Affiliate or employee of Enterprise Partners or its Affiliates (other than the Company), (ii) in connection with an initial public offering, (iii) in connection with any restructuring of outstanding debt of the

Company or any Affiliate or subsidiary of the Company that is approved by a majority of the Board, (iv) in connection with any acquisition of the stock or substantially all of the assets of a corporation, partnership, limited liability company, or operating division for strategic business purposes, (v) the conversion of outstanding convertible securities into shares of Company Stock,
(vi) the exercise or release from escrow of the Warrants (as defined in that certain Securities Purchase Agreement (herein so called) dated as of July 1, 1997 among the Company and Doskocil Funding, Inc., NationsBridge, L.L.C., (Doskocil Funding, Inc. and NationsBridge LLC are referred to herein as the "Bridge Lenders") and (vii) to lenders other than Enterprise Partners or its Affiliates in connection with any refinancing of Company indebtedness. The Company shall not be under any obligation to consummate any proposed issuance of equity securities, regardless of whether it shall have delivered a Section VI Notice in respect of such proposed issuance.

              In the event that any Warrants issued to any Bridge Lenders or any of their respective assignees are exercised, the Company shall, as an antidilution measure for the benefit of Doskocil, promptly thereafter issue to Doskocil for $1.00, such number of shares of Company Stock as are required to maintain Doskocil's ownership interest (without regard to the shares of Company Stock issuable upon the conversion of shares of Series A Preferred Stock outstanding on the date of Closing of the funding transactions contemplated by the Securities Purchase Agreement and the Warrants but after taking into account all shares of Company Stock then outstanding or issuable upon the exercise of any then outstanding options, stock purchase rights or other convertible instruments). For example, if on the date of the exercise of such Warrants, the shares of Company Stock owned by Doskocil represent on such basis of calculation, a 25% ownership interest in the Company, then the Company would issue to Doskocil that number of shares of Company Stock that would, after giving effect to the exercise of such Warrants, maintain a 25% ownership interest for Doskocil with such ownership calculated on the basis of the outstanding shares of Company Stock (including shares actually issued upon the exercise of the Warrants, shares issuable upon the exercise of any then outstanding options, stock purchase rights or other convertible instruments but excluding the shares issuable upon the conversion of shares of Series A Preferred Stock). Notwithstanding the foregoing, the antidilution protection afforded Doskocil by this paragraph shall terminate and be of no further force and effect concurrent with and will have no application to the completion by the Company of an acquisition of or a business combination with another business principally engaged in supplying products to the pet industry with annual revenues in excess of $25 million (the "Acquisition").

Section VII.  Registration Rights.
              -------------------

              Each of the Stockholders shall have the registration rights provided in the Registration Rights Agreement attached hereto as Exhibit A, which Registration Rights Agreement is hereby incorporated herein as if set forth in full in this Agreement. Execution and delivery of this Agreement shall, without further act of any of the parties, constitute execution and delivery of the Registration Rights Agreement.

Section VIII. Exempt Transfers.
              ----------------

              The provisions of Section III shall not apply to a transfer of any Company Stock by Doskocil or any Doskocil Transferee, either during his lifetime or on death by will or intestacy, to (i) his ancestors, descendants, spouse, brothers, sisters, nephews or nieces or (ii) any custodian or trustee or executor, administrator or other personal representative for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces; provided, that the transferee
                                              --------
shall acknowledge and agree, in a writing satisfactory to the Company, to be bound by the terms of this Agreement and shall execute and deliver to the Company a joinder as set forth in Exhibit B to such effect.

Section IX.   Restriction on Public Sale: Rule 144.
              ------------------------------------

              Anything to the contrary herein notwithstanding, in the event that at any time the Company files a registration statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is offered, each Stockholder hereby agrees to be bound by, and subject to, the same restrictions on the sale or distribution of any shares of Company Stock (which shares, for the purposes of this Section IX, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Company Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, as required by the underwriters for such offering and agreed to by each of the Enterprise Partners entities. Enterprise Partners shall give written notice of such restrictions to the other Stockholders.

              If any of the shares of Company Stock are disposed of in accordance with Rule 144 under the Act, the selling Stockholder shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with such sale.

Section X.    Register of Securities; Removal of Restrictions on Transfer.
              -----------------------------------------------------------

              A.   Register of Securities. The Company or its duly appointed
                   ----------------------
agent shall maintain registers for the shares of Company Stock in which it shall register the issue and sale of all such shares. The Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with this Agreement. All transfers of such securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until the Company or its agent is required to record a transfer of such Securities on its register. Subject to the other provisions of this Agreement restricting or prohibiting transfers, the Company or its agent shall be required to record any such transfer when it receives the security to be transferred duly and properly endorsed by the registered holder thereof or by its attorney duly authorized in writing.

            B. Removal of Transfer Restrictions.  Any legend endorsed on a
               --------------------------------
certificate evidencing shares of Company Stock and the stop transfer instructions and record notations with respect to such shares shall be removed and the Company shall issue a certificate without such legend to the holder of such shares of Company Stock (i) if such Shares are registered under the Act, or
(ii) if a notification under Regulation A under the Act is in effect with respect thereto, or (iii) if such shares may be sold under Rule 144 or Rule 144A under the Act.

            C. Legends. In addition to any legends required by securities
               -------
laws, each stock certificate evidencing shares of Company Stock shall bear a legend in substantially the following form until such legends may be removed in accordance with this Agreement:

     "The shares represented by this certificate are subject to a Stockholders' Agreement dated as of July 1, 1997, which contains restrictions on transfer, rights of first offer, tag-along rights, drag-along rights, certain registration rights and certain lock up agreements. A copy of said Stockholders' Agreement may be obtained from the Company by the holder of such certificate."

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF ANY THEREOF. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR AN EXEMPTION THEREFROM."

Section XI.    Board of Directors.
               ------------------

               For so long as Doskocil (and/or trusts for the benefit of their immediate family) own at least fifty (50%) of the Company Stock owned by Doskocil on the date hereof (as equitably adjusted for any subsequent stock split, stock combination or recapitalization), each other Stockholder a party hereto agrees to vote for the election (or execute a written consent for the election) of Benjamin Doskocil or Edward J. Doskocil (as determined by Benjamin Doskocil or in the event of his death, Edward J. Doskocil) as a director of the Company or its successor.

Section XII.   Enforcement.
               -----------

               The parties acknowledge that the remedy at law for any breach or violation of the provisions of Sections IV, VI, VII, XI and XII hereof shall be inadequate and that, in the event of any such breach or violation, the Company and/or the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which it may be entitled.

Section XIII. Violation of Transfer Provisions.
              --------------------------------

              The Company shall not be required (i) to transfer on its books any shares of Company Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or
(ii) to treat as owner of such shares of Company Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

Section XIV.  General Provisions.
              ------------------

              A. After-Acquired Shares.  All of the provisions of this
                 ---------------------
Agreement apply to (i) all of the shares of Company Stock now owned or which may be transferred hereafter to, or owned of record or beneficially by, any Stockholder and (ii) all securities and instruments (A) received by a Stockholder as a dividend on or other payment made to holders of Company Stock with respect to their Company Stock, or (B) issued in connection with a split of Company Stock or as a result of any exchange for or reclassification of Company Stock or a reorganization, recapitalization, consolidation or merger. Any person or entity who does not presently own but subsequently acquires or receives shares of Company Stock from a Stockholder shall become a party to and be bound by the Agreement and shall execute a Joinder substantially in the form attached hereto as Exhibit B. In addition, any person or entity who does not presently own but subsequently acquires shares of Company Stock may become a party to and bound by all or any portion of this Agreement by executing a Joinder substantially in the form attached hereto as Exhibit B.

              B. Rights and Obligations of Transferees.  If a Stockholder
                 -------------------------------------
transfers any or all of its shares of Company Stock to any person, such person (including, but not limited to, partnerships, corporations, limited liability companies or trusts) and each subsequent transferee shall have, except as otherwise provided herein, the same rights hereunder (including pursuant to Exhibit A) as are given to the Stockholder, and shall be subject to the same obligations as are imposed upon, the Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. The Company will not record any transfer of Company Stock that was made in violation of any provision of this Agreement. Doskocil, and each Doskocil Transferee as a condition to receipt of Company Stock, each hereby agree to vote for any Acquisition approved by the Board of Directors and hereby agree not to exercise any dissenter rights they may have with respect to such Acquisition; provided that the Company has complied with all laws in connection with such Acquisition.

              C. Owner of Stockholder Shares. The person in whose name shares of
                 ---------------------------
Company Stock are registered in the stock books of the Company may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

            D.   Notices.  All notices, requests, consents and other
                 -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

                 (1) if to any Stockholder, addressed to such Stockholder at its address as shown on the stock register maintained by the Company, or at such other address as such Stockholder may specify by written notice to the Company; or

                 (2) if to the Company, Doskocil Manufacturing Company, Inc., 4209 Barnett, Arlington, Texas 76017, Attention: President

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) business days after such has been deposited in the mail as described above. The addresses for the purposes of this Section XV, may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

            E.   Choice of Law.  This Agreement shall be governed by and
                 -------------
construed in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Texas.

            F.   Severability.  The parties hereto agree that the terms and
                 ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

            G.   Parties in Interest.  All the terms and provisions of this
                 -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

            H.   Modification, Amendment and Waiver. Except for modifications or
                 ----------------------------------
amendments which make only clarifying changes or which do not increase any Stockholder's obligations hereunder or deprive any Stockholder of a benefit hereunder, no modification or amendment of any provision of this Agreement shall be effective against the Company or any Stockholder unless approved in writing by each party hereto. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms. The parties hereto acknowledge that in connection with the Acquisition it may be necessary to modify this Agreement so that this Agreement and any existing shareholder agreement pertaining to the business that is the subject of the Acquisition work together satisfactorily and, accordingly, the parties hereto agree to negotiate in good faith mutually acceptable amendments to this agreement in connection with the Acquisition.

            I.   Integration.  This Agreement, together with Exhibits A and B
                 -----------
hereto, constitutes the entire agreement of the parties with respect to the specific subject matter hereof (e.g, transfer restrictions, rights of first offer, tag-along rights, drag-along rights and registration rights) and thereof and supersedes all prior agreements and negotiations with respect thereto.

            J.   Headings and Pronouns.  The headings of the sections and
                 ---------------------
paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement. Whenever used herein, words importing the singular shall include the plural and words importing the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

            K.   Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

            L.   Termination.  This Agreement, other than Section VII hereof,
                 -----------
shall terminate on the earlier to occur of (i) the closing of an underwritten initial public offering of common stock by the Company (or any successor entity) of Company Stock pursuant to a registration statement declared effective under the Act, (ii) the first time at which any equity securities of the Company (or any successor entity) have been registered under Section 12(b) or 12(g) of the Exchange Act or (iii) as a result of or at any time after any transfer of the Company (or any successor entity) Common Stock in connection with a sale of the Company, whether such sale is effected by merger, consolidation, sale of assets or sale or exchange of stock representing at least fifty percent (50%) of the voting power of the stock of the Company (in terms of number of votes for the election of directors) if, as a result thereof, neither Enterprise Partners nor any Affiliate of Enterprise Partners retains any Company Stock or (iv) the foreclosure of the pledge of Company Stock made pursuant to the Credit Agreement dated as of July 1, 1997 and related loan documents, as amended, modified or supplemented from time to time or any successor agreements. A merger effected to reincorporate the Company shall not be considered a sale of the Company and shall not terminate this Agreement. The provisions of Section VIII hereof shall terminate on the fifth anniversary of the termination of the other provisions of this Agreement.

            M.   Further Restriction on Transfer.  Notwithstanding any other
                 -------------------------------
provision of this Agreement, Doskocil and each Doskocil Transferee hereby agrees not to make any transfer of Company Stock, including pursuant to Section VII hereof, for a period of two years from the date hereof unless prior to making such transfer the independent auditors of DMC have confirmed to DMC that the proposed transfer to be made will not adversely effect the recapitalization accounting treatment applied to the transaction that are the subject of that certain Recapitalization Agreement dated July 1, 1997 by and among Enterprise Partners, Doskocil, Bed Rock International, Inc. and DMC.

            IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement as of the day and year first above written.


                             BUYERS:

                             ENTERPRISE PARTNERS III, L.P.

                             By:   Enterprise Management Partners III, L.P.
                             Its:  General Partner


                                   By: /s/ CHARLES D. MARTIN
                                      ------------------------------------------
                                          Charles D. Martin
                                   Its:   General Partner


                             ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                             By:   Enterprise Management Partners III, L.P.
                             Its:  General Partner


                                   By: /s/ CHARLES D. MARTIN
                                      ------------------------------------------
                                          Charles D. Martin
                                   Its:   General Partner


                             ENTERPRISE PARTNERS IV, L.P.

                             By:   Enterprise Management Partners IV, L.P.
                             Its:  General Partner


                                   By: /s/ CHARLES D. MARTIN
                                      ------------------------------------------
                                          Charles D. Martin
                                   Its:   General Partner

                             ENTERPRISE PARTNERS IV ASSOCIATES, L.P.

                             By:   Enterprise Management Partners IV, L.P.
                             Its:  General Partner


                                   By: /s/ CHARLES D. MARTIN
                                      -----------------------------------------
                                          Charles D. Martin
                                   Its:   General Partner


                             ENTERPRISE MANAGEMENT PARTNERS CORPORATION


                             By: /s/ CHARLES D. MARTIN
                                ------------------------------------------------
                                   Charles D. Martin
                             Its:  President


                             SELLERS:

                             /s/ BENJAMIN L. DOSKOCIL, SR.
                             ---------------------------------------------------
                             Benjamin L. Doskocil, Sr.


                             /s/ MARY FRANCES DOSKOCIL
                             ---------------------------------------------------
                             Mary Frances Doskocil

                             DOSKOCIL MANUFACTURING COMPANY, INC.



                             By: /s/ DONALD J. FRITSCHEN
                                ------------------------------------------------
                             Name: Donald J. Fritschen
                                  ----------------------------------------------
                             Title: Vice President
                                   ---------------------------------------------

                                   Exhibit A

                         REGISTRATION RIGHTS AGREEMENT


Section 1.  Definitions.
            -----------

            Terms defined in the foregoing Stockholders' Agreement (the "Agreement") are used as therein defined unless otherwise defined in this Exhibit A. As used herein, the following terms shall have the meanings indicated:

            "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in affect from time to time.

Section 2.  Piggy-Back Registration.
            -----------------------

            If at any time the Company proposes to register (other than a registration (1) on Form S-8 or any successor form thereto; (2) of debt or convertible debt securities of the Company; (3) of preferred stock of the Company; (4) of securities for the purpose of consummating any acquisition by the Company including a registration on Form S-4 (or any successor form thereto) or (5) shares of Company Stock pursuant to the exercise of demand registration rights with respect to the Warrants) any public offering of shares of its capital stock solely for cash under the Securities Act, the Company will give written notice to each Stockholder of its intention to do so at least 15 days prior to the anticipated filing date of such registration statement.

            A. In the event of an underwritten public offering identified above:

                 (1) The Company shall provide written notice and shall afford each Stockholder an opportunity to elect to include in such registration all or any part of the shares of Company Stock then owned by such Stockholder. Each Stockholder shall have 10 days after receipt of the Company's notice to notify the Company in writing of the number of shares of Company Stock (the "Elected Shares") which such Stockholder elects to include in the offering, which number may not be subsequently changed (regardless of the reason) unless the Company permits a change in its sole and absolute discretion. The Elected Shares shall be included in the registration to the extent permitted by the managing underwriter in its sole discretion, after consultation with the Company; provided, however, that the managing
                                           --------  -------
            underwriter may prohibit all or a portion of the Elected Shares from being included in the proposed offering if it determines that the inclusion of such shares would adversely effect the marketing of the primary shares being offered by the Company; and provided, further, that if the Company agrees to
                         --------  -------
            increase the number of shares included in the offering for any Stockholder, it must offer to increase the number of shares included for all Stockholders, pro rata as their interests may appear. If the aggregate number of Elected Shares that each such electing Stockholder and any other holders of securities of the Company possessing registration rights desire to include in such filing exceeds the number of Shares allowed by the managing underwriter (the "Permissible Secondary Shares"), then such Stockholder shall be entitled to include that number of shares of Company Stock that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares of Company Stock that Stockholder desires to include bears to the number of Elected Shares that all eligible holders of securities desire to include. Such representative may increase or decrease the number of Permissible Secondary Shares at any time until all shares of Company Stock included in such registration shall have been sold by such underwriters.

                 (2) The inclusion in such filing of shares of Company Stock shall be upon the condition that such electing Stockholder sells his shares of Company Stock to the underwriters on the same terms and conditions as the other selling holders.

                 (3) The Company shall afford each Stockholder the right to participate in each underwritten registration.

            B. To include any shares of Company Stock in any such registration, each Stockholder shall:

                 (1) cooperate with the Company in preparing each such registration and execute all such customary agreements as any representative of the underwriters may deem reasonably necessary in favor of the underwriters;

                 (2) promptly supply the Company with all information, documents, and customary representations and agreements as the underwriters or the Company may deem reasonably necessary in connection with such registration; and

                 (3) agree in writing not to sell or transfer any shares of the capital stock of the Company not included in such registration during such period beginning prior to the filing and ending after the effective date of such registration without the underwriters' or the Company's consent as is reasonably requested by the underwriters' provided that Doskocil and each Doskocil Transferee hereby agrees to be bound by any such restriction as is agreed to by each of the Enterprise Partner entities participating in the offering.

            C. Anything herein to the contrary notwithstanding, the Company shall not, other than with respect to the Demand Registration, have any obligation to the Stockholders if the Board of Directors of the Company determines, for any reason, not to complete any proposed public offering of its securities.


Section 3.  Demand Registration.
            -------------------

            A. Request for Registration. If the Company has consummated an initial public offering (the "IPO") pursuant to the Securities Act, Doskocil or any Doskocil Transferee may on or after the first anniversary of the IPO make a written request for registration under the Securities Act ("DEMAND REGISTRATION") of all or part of such Stockholder's shares of Company Stock; provided that (i) the fair market value of the shares of Company Stock proposed to be registered has a value (based on the closing average closing price of the Company Stock during the twenty trading days prior to notice of the demand) in excess of $5,000,000, (ii) the Company Stock proposed to be registered may not, in the opinion of counsel to the Company, be sold under Rule 144 (as such rule may be amended from time to time) without a limitation as to volume or with a volume limitation that exceeds the shares of Company Stock proposed to be sold, and (iii) the Company shall not be obligated to effect more than one Demand Registration. Such request will specify the number of shares of Company Stock proposed to be sold and will also specify the intended method of disposition thereof. Within 15 days after receipt of such request, the Company will give written notice of such registration request to all other Stockholders and other security holders of the Company entitled to participate in such registration and include in such registration all shares of Company Stock with respect to which the Company has received written requests for inclusion therein from Stockholders or other shareholders thereof within 15 days after receipt by such Stockholder or other security holders of the Company's notice. Each such request will also specify the aggregate number of shares of Company Stock to be registered and the intended method of disposition thereof.

            B. Effective Registration and Expenses. A registration will not count as the Demand Registration until it has become effective (unless the Stockholders demanding such registration withdraw the Shares of Company Stock to be registered, in which case such demand will count as a Demand Registration unless the Stockholders of such Registrable Securities agree to pay all Registration Expenses (as hereinafter defined)).

Section 4.  Expenses.
            --------

            Except as provided in Section 3 above, the costs and expenses (other than underwriting discounts or commissions and fees for counsel to the Stockholders, if any) of all registrations and qualifications under the Securities Act incurred pursuant to this Registration Rights Agreement, and of all other actions that the Company is required to take or effect pursuant to the registration rights granted hereby , shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for the Company and blue sky fees and expenses).

Section 5.  Registration Procedures.
            -----------------------

            Whenever Doskocil or a Doskocil Transferee has requested that any shares of Company Stock be registered pursuant to Section 3 hereof, the Company will use all reasonable efforts to effect the registration of such shares of Company Stock as promptly as reasonably practicable, and in connection with any such request, the Company will as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Company Stock to be registered thereunder, and use all reasonable efforts to cause such filed registration statement to become effective as promptly as reasonably practicable; provided that if the Company shall furnish to Doskocil or the Doskocil Transferee requesting registration a certificate signed by the Chief Executive Officer of the Company stating that in his good-faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as reasonably possible, the Company shall have a period of not more than 180 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 3; and provided (i) that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by Doskocil or the Doskocil Transferee requesting registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) that after the filing of the registration statement, the Company will promptly notify Doskocil and any Doskocil Transferee participating in the offering of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 270 days or such shorter period which will terminate when all shares of Company Stock covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition set forth in such registration statement;

               (c) furnish to Doskocil and each Doskocil Transferee participating in the offering, prior to filing the registration statement or prospectus or any amendment or supplement thereto, if requested, copies of such registration statement as proposed to be filed, and thereafter furnish to Doskocil and each Doskocil Transferee participating in the offering such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Doskocil and each Doskocil Transferee participating in the offering may reasonably request in order to facilitate the disposition of the shares of Company Stock owned by Doskocil and each Doskocil Transferee participating in the offering.

               (d) use all reasonable efforts to register or qualify such shares of Company Stock under such other securities or blue sky laws of such jurisdictions in the United States as reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Doskocil and each Doskocil Transferee participating in the offering to consummate the disposition in such jurisdictions of the shares of Company Stock owned by Doskocil and each Doskocil Transferee participating in the offering; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

               (e) use all reasonable efforts to cause such shares of Company Stock to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company, any Affiliate or any subsidiary to enable Doskocil or the Doskocil Transferee participating in the offering thereof to consummate the disposition of such shares of Company Stock;

               (f) notify Doskocil and Doskocil Transferee participating in the offering, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares of Company Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to Doskocil or the Doskocil Transferee participating in the offering any such supplement or amendment;

               (g) make available for inspection by Doskocil and any Doskocil Transferee participating in the offering and any attorney, accountant or other professional retained by Doskocil and any Doskocil Transferee participating in the offering (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company, any Affiliate and any subsidiary (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Doskocil and each Doskocil Transferee participating in the offering agree that information obtained by them as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company, its Affiliates or its subsidiaries unless and until such information is made generally available to the public. Doskocil and each Doskocil Transferee participating in the offering further agree that they will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential; and

               (h) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

            The Company may require Doskocil and each Doskocil Transferee participating in the offering to promptly furnish in writing to the Company such information regarding the distribution of the shares of Company Stock as it may from time to time reasonably request and such other information as may be legally required or reasonably requested in connection with such registration.

            Doskocil and each Doskocil Transferee participating in the offering agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f) hereof, they will forthwith discontinue disposition of shares of Company Stock pursuant to the registration statement covering such shares of Company Stock until receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(f) hereof, and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies then in their possession, of the most recent prospectus covering such shares of Company Stock at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5(f) hereof to and excluding the date when the Company shall make available to the Doskocils and any

Doskocil Transferee participating in the offering the prospectus supplemented or amended to conform with the requirements of Section 5(f) hereof.


Section 6.  Indemnification and Contribution.
            --------------------------------

            (a) In the event of any registration under the Securities Act of any offering including shares of Company Stock, the Company hereby agrees to indemnify and hold harmless each Stockholder, and each other person or entity that controls such Stockholder and each such Stockholder's officers, directors and employees, against any losses, claims, damages or liabilities, joint or several, to which such Stockholder and/or person or entity may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which shares of Company Stock were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) any failure or alleged failure of the Company to comply with any applicable statute, rule or regulation in connection with the registration statement or the offering, and will reimburse such Stockholder and/or such person or entity for any legal or other expenses reasonably incurred by such Stockholder and/or such person or entity as such expenses are incurred in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, that the Company will not be liable in any
                         --------
such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in strict conformity with written information furnished by such Stockholder specifically for use in the preparation thereof.


            (b) In the event of any registration under the Securities Act of any offering including shares of Company Stock, each Stockholder, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, and each other person, if any, who controls the Company within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Company Stock against any losses, claims, damages or liabilities, joint or several to which the Company, such controlling person or such participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which an offering of such Company Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company or such controlling person or participating person as such expenses are incurred in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that each Stockholder will be liable
                                 --------
in any such case only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in strict conformity with written information furnished by such Stockholder in his capacity as such specifically for use in the preparation thereof.

            (c) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (d)  Whenever a claim shall arise for indemnification under this
Section 6, the indemnified party shall promptly notify the indemnifying party of such claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the indemnifying party may, at its sole cost and expense, assume the defense thereof. If an indemnifying party assumes the defense of any such claim or legal proceeding, the indemnifying party shall be entitled to select counsel reasonably acceptable to the indemnified party and take all steps necessary in the defense thereof; provided, however, that no settlement shall be made without the prior written
--------  -------
consent of the indemnified party, which
shall not be unreasonably withheld (it being understood that the indemnified party may not withhold consent to any settlements involving only a monetary payment where the indemnifying party is ready, willing and able to pay such amount); and provided, further, that the indemnified party may, at its own
             --------  -------
expense, participate in any such proceeding with the counsel of its choice. If the indemnifying party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified party may defend against such claim or litigation in such manner as it may deem appropriate, including, without limitation, settling such claim or litigation (after giving notice of the same to the indemnifying party) on such terms as the indemnified party may deem appropriate, and the indemnifying party will promptly indemnify the indemnified party in accordance with the provisions of this Section 6.

                                   Exhibit B
                                    JOINDER


            Reference is made to the Stockholders' Agreement (the "Agreement") dated as of May __, 1997, among Enterprise Partners III, L.P., and certain other parties listed on the signature page thereto. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

            The undersigned is the holder of [______ SHARES OF COMMON STOCK] (the "Securities"). The undersigned hereby joins the Agreement as a party thereto with respect to Company Stock, entitled to the rights and benefits of, and subject to the obligations of, a party thereto with respect to Company Stock.

            The undersigned's address for notices is _____________
________________________________________________________________.

            Dated this ____ day of _________, 19__.



                                            By:_________________________________
                                            Name:_______________________________
                                            Its:________________________________

                                      B-1